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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 11, 2000



                                K2 DIGITAL, INC.
               (Exact Name of Registrant as Specified in Charter)



               Delaware                                 1-11873                               13-3886065
   (State or Other Jurisdiction of             (Commission File Number)            (I.R.S. Employer Identification
            Incorporation)                                                                     Number)



                                 30 Broad Street
                            New York, New York 10004
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 301-8800
              (Registrant's telephone number, including area code)

                               K2 Design, Inc.

                 (Former Name, if changed since last report )
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Item 5.       Other Events.

On December 11, 2000, K2 Digital, Inc. (the "Company") entered into a Common Stock Purchase Agreement by and between the Company and Fusion Capital Fund II, LLC ("Fusion Capital"), a Chicago-based institutional investor. Under the terms of the agreement, Fusion Capital has agreed to purchase $6 million of the Company's common stock and the Company has the option to require Fusion Capital to enter into a second identical common stock purchase agreement for the purchase of an additional $6 million of its common stock. Each month the Company will have the right to sell to Fusion Capital $250,000 of its common stock at a price based upon the market price of the Company's common stock on the date of each sale, without any fixed discount to the market price. Funding and the issuance of shares pursuant to the agreement is subject to the Securities and Exchange Commission declaring effective a registration statement with respect to the issuance and sale of the shares and to the extent required under applicable Nasdaq regulations, to the approval by the stockholders of the Company of the issuance of the shares, among other conditions. Fusion Capital will be compensated by the Company through the issuance to Fusion Capital of an aggregate of 677,647 shares of common stock, a portion of which will be issued in the form of warrants to purchase shares of common stock at an exercise price of $.01 per share, exercisable at any time over a five year period.


Item 7.       Exhibits.

10.1 Common Stock Purchase Agreement dated as of December 11, 2000, between the Company and Fusion Capital Fund II, LLC.

10.2     Form of Registration Rights Agreement.

99.1     Press Release dated December 12, 2000 of the Registrant.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              K2 DIGITAL, INC.


Date: December 15, 2000                       By:   /s/ Lynn Fantom
                                                 -------------------------
                                                  Lynn Fantom
                                                  President

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                                 EXHIBIT INDEX


10.1 Common Stock Purchase Agreement dated as of December 11, 2000, between the Company and Fusion Capital Fund II, LLC.

10.2     Form of Registration Rights Agreement.

99.1     Press Release dated December 12, 2000 of the Registrant.